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                        SUPPLEMENT TO THE PROSPECTUS OF
             MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
                             DATED NOVEMBER 2, 1998

The sentences pertaining to the CAPITAL APPRECIATION PORTFOLIO in the subsection entitled "Portfolio Management" under the subsection entitled "General Portfolio Techniques" in the section of the Prospectus entitled "INVESTMENT OBJECTIVES AND POLICIES" are hereby replaced by the following:

        Anita H. Kolleeny, Senior Vice President of MSDW Advisors, has been the primary portfolio manager of the CAPITAL APPRECIATION PORTFOLIO since November 1998, and has been assisted by Michelle Kaufman, Vice President of MSDW Advisors, since that time. Mses. Kolleeny and Kaufman have been portfolio managers with MSDW Advisors for over five years.

November 5, 1998

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